Exhibit 10.1

SECOND AMENDMENT TO

CREDIT AGREEMENT

dated as of

April 9, 2009

among

ATLAS ENERGY RESOURCES, LLC,

as Parent Guarantor,

ATLAS ENERGY OPERATING COMPANY, LLC,

as Borrower,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Syndication Agent,

and

BANK OF AMERICA, N.A.,

BNP PARIBAS,

ROYAL BANK OF CANADA,

and

UBS LOAN FINANCE LLC,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.,

as Sole Lead Arranger and Sole Bookrunner

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of April 9, 2009, is among ATLAS ENERGY RESOURCES, LLC, a Delaware limited liability company, as the Parent Guarantor, ATLAS ENERGY OPERATING COMPANY, LLC, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, and BANK OF AMERICA, N.A., BNP PARIBAS, ROYAL BANK OF CANADA and UBS LOAN FINANCE LLC, each as a Documentation Agent, and the Lenders party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 29, 2007 (as amended by that certain First Amendment dated as of October 25, 2007, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement in order to clarify certain provisions contained therein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, as further amended by the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b) The definition of “Alternate Base Rate” is hereby deleted and replaced in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% or (c) the Adjusted LIBO Rate for a one month Interest Period on such day plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(c) The definition of “Applicable Margin” is hereby amended in its entirety to read as follows:

“Applicable Margin” means, for any day, with respect to any Loan or with respect to the Commitment Fee Rate, the applicable rate per annum set forth below based on the Borrowing Base Utilization Percentage then in effect on such day:

Borrowing Base Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.000%
ABR Loans	1.125%	1.375%	1.625%	1.875%	2.125%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%

Each change in the Applicable Margin and the Commitment Fee Rate shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change.

(d) The following definition is hereby added where alphabetically appropriate to read as follows:

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement, (c) failed, within five (5) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian

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appointed for it; provided that, a Lender shall not become a Defaulting Lender solely as the result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender or the exercise of control over a Lender or Person controlling such Lender by a Governmental Authority or an instrumentality thereof.

“Second Amendment” means the Second Amendment to Credit Agreement dated as of April 9, 2009 among the Parent Guarantor, the Borrower, the Administrative Agent, the Syndication Agent, the Documentations Agents and the Lenders party thereto.

2.2 Amendment to Section 2.08. The following Subsection (k) shall be added to the end of Section 2.08:

(k) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) if any LC Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall, within one Business Day following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.08(i) for so long as such LC Exposure is outstanding; and

(ii) the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.08(k)(i);

provided the foregoing shall not affect the Borrower’s rights under Section 5.05.

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2 The Super-Majority Lenders shall have approved, for the period from and including April 9, 2009 until the next Redetermination Date, a Borrowing Base amount equal to $650,000,000.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this Second Amendment.

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The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.8 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	ATLAS ENERGY OPERATING COMPANY, LLC

	By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

PARENT GUARANTOR:	ATLAS ENERGY RESOURCES, LLC,
a Delaware limited liability company

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to Second Amendment]

GUARANTOR:	AER PIPELINE CONSTRUCTION, INC.,
a Delaware corporation

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to Second Amendment]

GUARANTORS:	AIC, LLC,
a Delaware limited liability company
ATLAS AMERICA, LLC,
a Pennsylvania limited liability company
ATLAS NOBLE, LLC,
a Delaware limited liability company
RESOURCE ENERGY, LLC,
a Delaware limited liability company
VIKING RESOURCES, LLC,
a Pennsylvania limited liability company
ATLAS ENERGY MICHIGAN, LLC,
a Delaware limited liability company

	By:	Atlas Energy Operating Company, LLC,
their sole member

		By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

GUARANTORS:	ATLAS ENERGY OHIO, LLC,
an Ohio limited liability company
ATLAS RESOURCES, LLC,
a Pennsylvania limited liability company

	By:	AIC, LLC,
their sole member

		By:	Atlas Energy Operating Company, LLC,
its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to Second Amendment]

GUARANTOR:	ATLAS GAS & OIL COMPANY, LLC,
a Michigan limited liability company

	By:	Atlas Energy Michigan, LLC,
its sole member

		By:	Atlas Energy Operating Company, LLC, its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

GUARANTOR:	WESTSIDE PIPELINE COMPANY, LLC,
a Michigan limited liability company

	By:	Atlas Gas & Oil Company, LLC,
its sole member

		By:	Atlas Energy Michigan, LLC,
its sole member

			By:	Atlas Energy Operating Company, LLC, its sole member

				By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to Second Amendment]

GUARANTORS:	REI-NY, LLC,
a Delaware limited liability company
RESOURCE WELL SERVICES, LLC,
a Delaware limited liability company

	By:	Resource Energy, LLC,
their sole member

		By:	Atlas Energy Operating Company, LLC, its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:
Name:
Title:

[Signature Page to Second Amendment]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Syndication Agent

By:
Name:
Title:

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as a Lender and as Co-Documentation Agent

By:
Name:
Title:

[Signature Page to Second Amendment]

BNP PARIBAS, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

[Signature Page to Second Amendment]

UBS LOAN FINANCE LLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

BANK OF SCOTLAND, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

RZB FINANCE LLC, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

CITIBANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

SOCIETE GENERALE, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

WESTLB AG NEW YORK BRANCH (f/k/a WESTDEUTSCHE LANDESBANK GIROZENTRALE), as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

COMPASS BANK, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

COMERICA BANK, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK
FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

KEYBANK, NA, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Amendment]

GUARANTY BANK, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

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